Exhibit (16)(b)

        POWERS OF ATTORNEY FOR MS. HIGGINS AND MESSRS. BERNIKOW AND GARIL

                                POWER OF ATTORNEY

    I, Alan S. Bernikow, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a "Corporation"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph Allessie, Eric Sanders, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Alan S. Bernikow
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Alan S. Bernikow
Director

February 8, 2006

                                POWER OF ATTORNEY

    I, Bernard H. Garil, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a "Corporation"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph Allessie, Eric Sanders, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Bernard H. Garil
------------------------------
Bernard H. Garil
Director

February 8, 2006

                                POWER OF ATTORNEY

    I, Heather Richardson Higgins, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a "Corporation"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph Allessie, Eric Sanders, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Heather Richardson Higgins
------------------------------
Heather Richardson Higgins
Director

February 8, 2006